UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2010

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

See “Item 2.01 – Completion of Acquisition or Disposition of Assets” relating to the LLC Agreement, Gathering Agreement and Transition Services Agreement (each defined below) entered into on May 21, 2010 in connection with the closing of the joint venture described therein.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 21, 2010, Hawk Field Services, LLC (“HFS”), a wholly owned subsidiary of Petrohawk Energy Corporation (collectively with HFS and its other subsidiaries, the “Company”), and KM Gathering LLC (“Kinder Morgan”), an affiliate of Kinder Morgan Energy Partners, L.P., a publicly traded master limited partnership, closed their previously announced joint venture, KinderHawk Field Services LLC (“KinderHawk”). In the transaction, the Company conveyed to KinderHawk its Haynesville Shale gathering and treating business in Northwest Louisiana, and Kinder Morgan contributed $921 million in cash to KinderHawk, which was distributed to the Company. Each of the Company and Kinder Morgan own a 50% membership interest in KinderHawk.

At the closing, the Company and Kinder Morgan entered into a limited liability company agreement governing KinderHawk (the “LLC Agreement”) upon terms previously disclosed by the Company in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 16, 2010. Under the terms of the LLC Agreement, during the 2010 and 2011 fiscal years, the Company and Kinder Morgan are required to make pro-rata additional capital contributions to KinderHawk to fund capital expenditures in accordance with pre-approved fiscal year annual budgets up to a maximum requirement of $201.3 million each, less amounts expended during 2010 prior to closing. Thereafter, the Board of Directors of KinderHawk may approve additional required capital contributions from the Company and Kinder Morgan.

At the closing, KinderHawk entered into a gas gathering agreement with the Company (the “Gathering Agreement”) upon terms previously disclosed by the Company in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 16, 2010. Under the Gathering Agreement, the Company is obligated to deliver minimum annual quantities of natural gas to KinderHawk equal to 50% of the Company’s annual projected production from Company-operated wells producing from formations below the base of the Cotton Valley Sands in Bossier, Caddo, DeSoto, Red River, Webster, Sabine and Bienville Parishes of Louisiana for the next five years or pay an annual true-up fee if such minimum annual quantities are not delivered. The Gathering Agreement is expected to remain in effect until the expiration of the Company’s leases in these areas. The Company will pay negotiated gathering and treating fees to KinderHawk under the Gathering Agreement. The Company and KinderHawk also entered into a Transition Services Agreement pursuant to which the Company will continue to operate KinderHawk’s business during a transition period, after which KinderHawk will assume operations.

Copies of the executed Gathering Agreement, LLC Agreement and Transition Services Agreement have been filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is unaudited pro forma financial information of the Company as of March 31, 2010, for the three months ended March 31, 2010 and for the year ended December 31, 2009 giving effect to the disposition of the Company’s Permian Basin properties which closed on October 30, 2009 (the “Permian Disposition”) and the disposition of the Company’s Haynesville Shale midstream operations in the joint venture transactions described above (the “Joint Venture”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See “Item 2.01 – Completion of Acquisition or Disposition of Assets” for a description of the Company’s obligations to contribute capital to KinderHawk under the terms of the LLC Agreement.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Unaudited pro forma financial information giving effect to the Permian Disposition and the joint venture discussed in Item 2.01 is included as Exhibit 99.1 to this report on Form 8-K. The unaudited pro forma balance sheet as of March 31, 2010 is based on the historical financial statements of the Company as of March 31, 2010 after giving effect to the joint venture as if it had occurred on March 31, 2010. The unaudited pro forma statements of operations for the three months ended March 31, 2010 and the fiscal year ended December 31, 2009 are based on the historical financial statements of the Company for such periods after giving effect to the Permian Disposition and the joint venture as if they had occurred on January 1, 2009. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2009 Annual Report on Form 10-K filed on February 23, 2010, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010, filed on May 5, 2010.

The unaudited pro forma financial information presented is not intended to represent and may not be indicative of the consolidated results of operations or financial position that would have occurred had the transactions been completed as of the dates presented nor of the future results of operations or financial position of the Company.

(d)	Exhibits

Exhibit No	Description of Exhibit

10.1	Gas Gathering Agreement, dated May 21, 2010, by and among KinderHawk Field Services LLC and Petrohawk Operating Company, Petrohawk Properties, LP, and KCS Resources, LLC.

10.2	Limited Liability Company Agreement of KinderHawk Field Services LLC, dated as of May 21, 2010, by and between Hawk Field Services, LLC, and KM Gathering LLC.

10.3	Transition Services Agreement, dated May 21, 2010, by and between KinderHawk Field Services LLC and Petrohawk Energy Corporation.

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of March 31, 2010, for the three months ended March 31, 2010 and for the year ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ C. Byron Charboneau
Vice President, Chief Accounting Officer and Controller

Date: May 27, 2010

EXHIBIT INDEX

10.1	Gas Gathering Agreement, dated May 21, 2010, by and among KinderHawk Field Services LLC and Petrohawk Operating Company, Petrohawk Properties, LP, and KCS Resources, LLC.

10.2	Limited Liability Company Agreement of KinderHawk Field Services LLC, dated as of May 21, 2010, by and between Hawk Field Services, LLC, and KM Gathering LLC.

10.3	Transition Services Agreement, dated May 21, 2010, by and between KinderHawk Field Services LLC and Petrohawk Energy Corporation.

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of March 31, 2010, for the three months ended March 31, 2010 and for the year ended December 31, 2009.